UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2010

Coca-Cola Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 260-3000

International CCE Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2010, we were separated from our former parent (“Old CCE”), pursuant to the terms of the Business Separation and Merger Agreement, dated as of February 25, 2010 and as amended on September 6, 2010 (the “Merger Agreement”), among us, Old CCE, The Coca-Cola Company (“TCCC”) and Cobalt Subsidiary LLC, a wholly-owned subsidiary of TCCC. In connection therewith, the following material compensatory agreements, plans and arrangements involving our executive officers became effective:

•

Employment agreement with John F. Brock. Pursuant to the terms of the employment agreement, Mr. Brock has agreed to serve as our Chief Executive Officer. For a discussion of the material terms of Mr. Brock’s employment agreement, please see the final prospectus we filed with the SEC on August 26, 2010.

•

Employment agreement with William Douglas. Pursuant to the terms of the employment agreement, Mr. Douglas has agreed to serve as our Executive Vice President and Chief Financial Officer. For a discussion of the material terms of Mr. Douglas’ employment agreement, please see the final prospectus we filed with the SEC on August 26, 2010.

•

Employment agreement with John Parker. Pursuant to the terms of the employment agreement, Mr. Parker has agreed to serve as our Senior Vice President and General Counsel. For a discussion of the material terms of Mr. Parker’s employment agreement, please see the final prospectus we filed with the SEC on August 26, 2010.

•

Employment agreement with Suzanne D. Patterson. Pursuant to the terms of the employment agreement, Ms. Patterson has agreed to serve as our Vice President, Controller and Chief Accounting Officer. The employment agreement is substantially similar to the agreements described with respect to the other executive officers referred to above in the final prospectus we filed with the SEC on August 26, 2010, other than the dollar amounts described therein. In this regard, Ms. Patterson’s initial base salary is $300,000; target annual incentive is 70% of her base salary; target annual long-term incentive award value is $375,000; initial restricted stock unit award value is $187,500; retention incentive value is $950,000; and there is no lump sum payment for legal and other professional advice.

•

The Coca-Cola Enterprises, Inc. Legacy Long-Term Incentive Plan. In accordance with the terms of the Merger Agreement, the outstanding options and other equity awards issued by Old CCE pursuant to its equity compensation plans (the

“Predecessor Plans”), whether vested or unvested, were converted into corresponding options and other equity awards with respect to either shares of our common stock or shares of common stock of TCCC. The Coca-Cola Enterprises, Inc. Legacy Long-Term Incentive Plan (the “Legacy Plan”), which consolidates the Predecessor Plans into one equity compensation plan, governs the options and other equity awards assumed by us in connection with our separation from Old CCE. There are 22,000,000 shares of our common stock authorized for issuance under the Legacy Plan.

•

The Coca-Cola Enterprises, Inc. 2010 Incentive Award Plan. The Coca-Cola Enterprises, Inc. 2010 Incentive Award Plan (the “Incentive Plan”) was adopted to align the financial interests of our executive officers and key employees with the interests of our shareowners by encouraging and enabling the acquisition of a financial interest in us through grants of stock options, stock appreciation rights, restricted stock, and restricted stock units and through cash incentive awards. There are 20,000,000 shares of our common stock authorized for issuance under the Incentive Plan.

•

The Coca-Cola Enterprises, Inc. Supplemental Savings Plan. Under the Coca-Cola Enterprises, Inc. Supplemental Savings Plan (the “Savings Plan”), we provide eligible employees, including our executive officers, with (i) the option of deferring up to 70% of such individual’s salary or annual bonus, (ii) for October 2, 2010 through December 31, 2010, an employer matching contribution equal to 100% of the first 1% and 50% of the next 5% of the salary deferred under the Savings Plan during such period, and (iii) for 2011 and future years, an employer contribution equal to the excess of the 7% of the compensation contribution the individual would have received under our qualified retirement plan without regard to Internal Revenue Code limits over the employer contribution that is actually made to such qualified retirement plan. The Savings Plan also governs certain deferred compensation under the non-qualified savings plan maintained by Old CCE, which was assumed by us in connection with our separation from Old CCE.

•

The Coca-Cola Enterprises, Inc. Executive Long-Term Disability Plan. The Coca-Cola Enterprises, Inc. Executive Long-Term Disability Plan (the “Executive Long-Term Disability Plan”) is an insured disability plan funded by an individual disability income insurance policy issued to each of our eligible executive officers. The Executive Long-Term Disability Plan provides an additional monthly disability benefit of up to 10% of an executive officer’s salary capped at a monthly benefit of $5,000. The Executive Long-Term Disability Plan supplements the long-term disability plan available to eligible employees that provides a monthly disability benefit equal to 60% of an employee’s salary capped at a monthly benefit of $10,000.

•

The Coca-Cola Enterprises, Inc. Executive Pension Plan. The Coca-Cola Enterprises, Inc. Executive Pension Plan (the “Executive Pension Plan”) is a nonqualified defined benefit pension plan designed to provide enhanced pension benefits to certain management employees, including our executive officers. The Executive Pension Plan includes the liability for accruals before October 2, 2010 under the Old CCE nonqualified defined benefit pension plan. The benefit under the Executive Pension Plan is equal to the participant’s years of benefit service multiplied by 1.15% of final average earnings, plus 0.25% of the portion of final average earnings that exceeds the Social Security wage base in effect for the year in which the participant terminates employment. This amount is offset by the accrued benefit under the Old CCE qualified pension plan. New CCE does not have a qualified pension plan, so no offset applies with respect to amounts accrued for service on or after October 2, 2010.

In addition, Hubert Patricot serves as the President of our European Group pursuant to an employment agreement entered into between Mr. Patricot and one of our United Kingdom subsidiaries on January 28, 2009.

The description of the compensatory agreements, plans and arrangements discussed herein does not purport to be complete and is qualified in its entirety by reference to the full text of such compensatory agreements, plans and arrangements attached as exhibits hereto.

Item 9.01	Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1	Employment Agreement between Coca-Cola Enterprises, Inc. and John F. Brock.

10.2	Employment Agreement between Coca-Cola Enterprises, Inc. and William Douglas.

10.3	Employment Agreement between Coca-Cola Enterprises, Inc. and John Parker.

10.4	Employment Agreement between Coca-Cola Enterprises, Inc. and Suzanne D. Patterson.

10.5	The Coca-Cola Enterprises, Inc. Legacy Long-Term Incentive Plan. (Incorporated by reference to Exhibit 4.1 to Coca-Cola Enterprises, Inc.’s Post-Effective Amendment on Form S-8 to the Registration Statement on Form S-4 filed on October 4, 2010).

10.6	The Coca-Cola Enterprises, Inc. 2010 Incentive Award Plan (Incorporated by reference to Exhibit 4.1 to Coca-Cola Enterprises, Inc.’s Registration Statement on Form S-8 filed on October 4, 2010).

10.7	The Coca-Cola Enterprises, Inc. Supplemental Savings Plan (Incorporated by reference to Exhibit 4.5 to Coca-Cola Enterprises, Inc.’s Registration Statement on Form S-8 filed on October 4, 2010).

10.8	Summary of the Coca-Cola Enterprises, Inc. Executive Long-Term Disability Plan.

10.9	Coca-Cola Enterprises, Inc. Executive Pension Plan.

10.10	Employment Agreement between Hubert Patricot and Coca-Cola Enterprises Europe, Ltd., dated January 28, 2009 (Incorporated by reference to Exhibit 10.8 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed by Coca-Cola Enterprises Inc., the predecessor entity to Coca-Cola Enterprises, Inc.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2010	COCA-COLA ENTERPRISES, INC.

/s/ William T. Plybon
William T. Plybon
Vice President, Deputy General Counsel and Secretary

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

10.1	Employment Agreement between Coca-Cola Enterprises, Inc. and John F. Brock.

10.2	Employment Agreement between Coca-Cola Enterprises, Inc. and William Douglas.

10.3	Employment Agreement between Coca-Cola Enterprises, Inc. and John Parker.

10.4	Employment Agreement between Coca-Cola Enterprises, Inc. and Suzanne D. Patterson.

10.8	Summary of the Coca-Cola Enterprises, Inc. Executive Long-Term Disability Plan.

10.9	Coca-Cola Enterprises, Inc. Executive Pension Plan.